Exhibit 99.2

Medical Properties Trust Q2 SUPPLEMENTAL 2021

3 COMPANY OVERVIEW    Company Information    3 FINANCIAL INFORMATION    Reconciliation of Net Income to Funds from Operations    6 6    Debt Summary    7    Debt Maturity Schedule    8    Pro Forma Net Debt /Annualized Adjusted EBITDA    9 PORTFOLIO INFORMATION    Lease and Loan Maturity Schedule    10 10    Total Pro Forma Gross Assets and Adjusted Revenue                by Asset Type, Operator, State and Country    11    EBITDARM to Rent Coverage    14    Summary of Investments and Development Projects    15 FINANCIAL STATEMENTS 16    Consolidated Statements of Income    16    Consolidated Balance Sheets    17    Unconsolidated Joint Venture Investments    18                FORWARD-LOOKING STATEMENTS    Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; estimated debt metrics; portfolio diversification; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangements and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; potential impact from COVID-19 on our tenants/borrowers and the related impact to us; and other factors affecting the real estate industry generally or health-care real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the transactions completed subsequent to period end and the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. Columbus Springs, a behavioral health facility operated by Springstone in Columbus, Ohio.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 2                COMPANY OVERVIEW edical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions Mreal estate investment trust formed in and recapitalizations and allows operators 2003 to acquire and develop net-leased hospital of hospitals to unlock the value of their real facilities. From its inception in Birmingham, estate assets to fund facility improvements, Alabama, the Company has grown to become one technology upgrades and other investments of the world’s largest owners of hospitals. in operations.                446 51 ~47,000 32 9 properties operators beds U. S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 3

COMPANY OVERVIEW MPT OFFICERS:    From the Left:    Charles R. Lambert, Rosa H. Hooper, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Emmett E. McLean and J. Kevin Hanna. Officers Edward K. Aldag, Jr.    Chairman, President and Chief Executive Officer R. Steven Hamner    Executive Vice President and Chief Financial Officer Emmett E. McLean    Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna    Vice President, Controller and Chief Accounting Officer Rosa H. Hooper    Vice President, Managing Director of Asset Management and Underwriting R. Lucas Savage    Vice President, Head of Global Acquisitions Charles R. Lambert    Vice President, Treasurer and Managing Director of Capital Markets Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner 1000 Urban Center Drive, Suite 501 Caterina A. Mozingo Birmingham, AL 35242 Elizabeth N. Pitman (205) 969-3755 D. Paul Sparks, Jr. (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III www.medicalpropertiestrust.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 4

COMPANY OVERVIEW

INVESTOR RELATIONS

Drew Babin

Senior Managing Director of Corporate Communications
(646) 884-9809 dbabin@medicalpropertiestrust.com

Tim Berryman

Managing Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

Transfer Agent

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

Stock Exchange Listing and Trading Symbol

MPW LISTED NYSE

New York Stock Exchange (NYSE): MPW

Senior Unsecured Debt Ratings

Moody's – Ba1
Standard & Poor's – BBB-



Above: Newbury Manor operated by Priory in Coleford, England.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 5

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended	
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
FFO INFORMATION:				
Net income attributable to MPT common stockholders	$ 114,565	$ 109,468	$ 278,348	$ 190,460
Participating securities' share in earnings	(390)	(487)	(760)	(951)
Net income, less participating securities' share in earnings	**$ 114,175**	**$ 108,981**	**$ 277,588**	**$ 189,509**
Depreciation and amortization	90,061	71,823	178,597	142,325
Loss on sale of real estate	1,387	3,101	398	1,776
Real estate impairment charges	-	-	-	19,006
Funds from operations	**$ 205,623**	**$ 183,905**	**$ 456,583**	**$ 352,616**
Write-off (recovery) of straight-line rent and other	(13)	19,092	(5,251)	25,832
Non-cash fair value adjustments	2,121	(3,590)	(1,944)	10,605
Tax rate and other changes	42,746	149	42,746	1,126
Debt refinancing and unutilized financing costs	70	-	2,339	611
Normalized funds from operations	**$ 250,547**	**$ 199,556**	**$ 494,473**	**$ 390,790**
Share-based compensation	12,771	12,192	25,035	22,228
Debt costs amortization	4,100	3,428	8,109	6,837
Rent deferral, net	836	(7,240)	1,639	(7,240)
Straight-line rent revenue and other	(67,921)	(50,860)	(135,196)	(100,474)
Adjusted funds from operations	**$ 200,333**	**$ 157,076**	**$ 394,060**	**$ 312,141**
PER DILUTED SHARE DATA:				
Net income, less participating securities' share in earnings	$ 0.19	$ 0.21	$ 0.48	$ 0.36
Depreciation and amortization	0.16	0.14	0.30	0.27
Loss on sale of real estate	-	-	-	-
Real estate impairment charges	-	-	-	0.04
Funds from operations	**$ 0.35**	**$ 0.35**	**$ 0.78**	**$ 0.67**
Write-off (recovery) of straight-line rent and other	-	0.03	-	0.05
Non-cash fair value adjustments	-	-	-	0.02
Tax rate and other changes	0.08	-	0.07	-
Debt refinancing and unutilized financing costs	-	-	-	-
Normalized funds from operations	**$ 0.43**	**$ 0.38**	**$ 0.85**	**$ 0.74**
Share-based compensation	0.02	0.02	0.04	0.04
Debt costs amortization	0.01	-	0.01	0.01
Rent deferral, net	-	(0.01)	-	(0.01)
Straight-line rent revenue and other	(0.12)	(0.09)	(0.22)	(0.19)
Adjusted funds from operations	**$ 0.34**	**$ 0.30**	**$ 0.68**	**$ 0.59**

Notes:

(A) Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the "Earnings from equity interests" line on the consolidated statements of income.

(B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the Nareit definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 6

FINANCIAL INFORMATION

DEBT SUMMARY

(As of June 30, 2021)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate	Balance
2024 Credit Facility Revolver (A)	Variable	1.260%	$ 212,997
2026 Term Loan	Variable	1.550%	200,000
4.000% Notes Due 2022 (€500M) (A)	Fixed	4.000%	592,900
2.550% Notes Due 2023 (£400M) (A)	Fixed	2.550%	553,240
2024 AUD Term Loan (A$1.2B) (A)	Fixed (B)	2.450%	899,760
3.325% Notes Due 2025 (€500M) (A)	Fixed	3.325%	592,900
2025 GBP Term Loan (£700M) (A)	Fixed (C)	1.949%	968,170
5.250% Notes Due 2026	Fixed	5.250%	500,000
2.500% Notes Due 2026 (£500M) (A)	Fixed	2.500%	691,550
5.000% Notes Due 2027	Fixed	5.000%	1,400,000
3.692% Notes Due 2028 (£600M) (A)	Fixed	3.692%	829,860
4.625% Notes Due 2029	Fixed	4.625%	900,000
3.375% Notes Due 2030 (£350M) (A)	Fixed	3.375%	484,085
3.500% Notes Due 2031	Fixed	3.500%	1,300,000
			$ 10,125,462
Debt issuance costs and discount			(78,354)
	Weighted average rate	3.475%	$ 10,047,108

RATE TYPE AS PERCENTAGE OF TOTAL DEBT


Variable
4.1%
Fixed
95.9%

(A) Non-USD denominated debt converted to U.S. dollars at June 30, 2021.

(B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan.

(C) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021

7

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
2024 Credit Facility Revolver (A)	$ -	$ -	$ -	$ 212,997	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2026 Term Loan	-	-	-	-	-	200,000	-	-	-	-	-
4.000% Notes Due 2022 (€500M) (A)	-	592,900	-	-	-	-	-	-	-	-	-
2.550% Notes Due 2023 (£400M) (A)	-	-	553,240	-	-	-	-	-	-	-	-
2024 AUD Term Loan (A$1.2B) (A)	-	-	-	899,760	-	-	-	-	-	-	-
3.325% Notes Due 2025 (€500M) (A)	-	-	-	-	592,900	-	-	-	-	-	-
2025 GBP Term Loan (£700M) (A)	-	-	-	-	968,170	-	-	-	-	-	-
5.250% Notes Due 2026	-	-	-	-	-	500,000	-	-	-	-	-
2.500% Notes Due 2026 (£500M) (A)	-	-	-	-	-	691,550	-	-	-	-	-
5.000% Notes Due 2027	-	-	-	-	-	-	1,400,000	-	-	-	-
3.692% Notes Due 2028 (£600M) (A)	-	-	-	-	-	-	-	829,860	-	-	-
4.625% Notes Due 2029	-	-	-	-	-	-	-	-	900,000	-	-
3.375% Notes Due 2030 (£350M) (A)	-	-	-	-	-	-	-	-	-	484,085	-
3.500% Notes Due 2031	-	-	-	-	-	-	-	-	-	-	1,300,000
	$ -	$ 592,900	$ 553,240	$1,112,757	$1,561,070	$1,391,550	$1,400,000	$ 829,860	$ 900,000	$ 484,085	$1,300,000



$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-
$592,900
$553,240
$1,112,757
$1,561,070
$1,391,550
$1,400,000
$829,860
$900,000
$484,085
$1,300,000
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2024 Credit Facility Revolver
2026 Term Loan
4.000% Notes Due 2022
2.550% Notes Due 2023
2024 AUD Term Loan
3.325% Notes Due 2025
2025 GBP Term Loan
5.250% Notes Due 2026
2.500% Notes Due 2026
5.000% Notes Due 2027
3.692% Notes Due 2028
4.625% Notes Due 2029
3.375% Notes Due 2030
3.500% Notes Due 2031

(A) Non-USD denominated debt converted to U.S. dollars at June 30, 2021.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 8

FINANCIAL INFORMATION    PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA (Unaudited) (Amounts in thousands) For the Three Months Ended June 30, 2021 Net income attributable to MPT common stockholders $                114,565 Pro forma adjustments for investment activity (A)                48,308 Pro forma net income $                162,873 Add back: Interest (B)                90,848 Depreciation and amortization (B)                87,668 Share-based compensation                12,771 Loss on sale of real estate                1,387 Write-off (recovery) of straight-line rent and other                (13) Debt refinancing and unutilized financing costs                70 Non-cash fair value adjustments                2,121 Income tax (B)                50,890 2Q 2021 Pro forma adjusted EBITDA $                408,615 Annualization $                1,634,460 Total debt at June 30, 2021 $                10,047,108 Pro forma changes after June 30, 2021 (C)                 920,851 Pro forma net debt $                10,967,959 Pro forma net debt / annualized adjusted EBITDA 6.7x (A) Reflects our binding commitments on 18 behavioral health facilities and five acute care facilities in the United States, as well as our July 2021 acquisitions of four acute care hospitals in California and one facility in the United Kingdom and our other mid quarter investments. (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. (C) Assumes use of all cash on-hand and borrowings of approximately $900 million.    Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude share-based compensation, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment or other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.    MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 9

PORTFOLIO INFORMATION    LEASE AND LOAN MATURITY SCHEDULE (A) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2021                1 $                 2,250 0.2% 2022                13                47,062 3.5% 2023                 4                13,944 1.0% 2024                 1                2,731 0.2% 2025                 7                17,588 1.3% 2026                 2                9,027 0.7% 2027                 1                3,221 0.2% 2028                 4                5,680 0.4% 2029                12                45,727 3.4% 2030                 6                4,759 0.3% Thereafter                380                1,200,203 88.8%                431 $                1,352,192 100.0% Percentage of total base rent/interest 100% 88.8% 90% 80% 70% 60% 50% 40% 30% 20% 10% 3.5% 3.4% 0.2% 1.0% 0.2% 1.3% 0.7% 0.2% 0.4% 0.3% 0% (A) Schedule includes leases and mortgage loans. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.    (C) Reflects all properties, including those that are part of joint ventures except vacant properties representing less than 1% of total pro forma gross assets and two facilities that are under development. (D) Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues). MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 10

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY ASSET TYPE

(June 30, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
Asset Types	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q2 2021 Revenue (B)	Percentage of Q2 2021 Revenue
General Acute Care Hospitals	208	$ 16,144,577	72.4%	$ 330,603	79.6%
Behavioral Health Facilities	58	2,391,419	10.7%	25,155	6.0%
Inpatient Rehabilitation Hospitals	112	2,144,192	9.6%	45,711	11.0%
Long-Term Acute Care Hospitals	20	336,981	1.5%	8,302	2.0%
Freestanding ER/Urgent Care Facilities	48	281,783	1.3%	5,659	1.4%
Other	-	1,009,212	4.5%	-	-
Total	446	$ 22,308,164	100.0%	$ 415,430	100.0%

TOTAL PRO FORMA GROSS ASSETS BY ASSET TYPE


1%
1%
5%
10%
11%
72%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

TOTAL ADJUSTED REVENUE BY ASSET TYPE


2%
1%
11%
6%
80%

DOMESTIC PRO FORMA GROSS ASSETS BY ASSET TYPE


2%
3%
6%
6%
8%
75%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC ADJUSTED REVENUE BY ASSET TYPE


8%
3%
2%
1%
86%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated July 29, 2021 for reconciliation of total assets to total pro forma gross assets at June 30, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated July 29, 2021 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021

11

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS - LARGEST INDIVIDUAL FACILITY

(June 30, 2021)

Operators	Percentage of Total Gross Assets - Largest Individual Facility
Steward Health Care	2.6%
Circle Health	1.1%
Prospect Medical Holdings	1.1%
Priory Group	0.7%
Swiss Medical Network	0.8%
46 operators	1.3%

Largest Individual Facility Investment is Less than 3% of MPT Investment Portfolio

COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK

While MPT seeks to align with proven operators with successful track records and demonstrated market leadership, individual facilities are discrete transactions regardless of portfolio size or related master lease and/or cross-default provisions

- *Is this hospital truly needed in this local market?*
- *Would the community suffer were this hospital not here?*
- *Are hospital relationships with admitting local physicians deep, time-tested, and sustainable?*
- *Is referral network sufficiently diversified by both practice and specialty?*
- *Would the facility be attractive to multiple identified high-quality replacement operators in the rare event a tenant must be replaced?*
- *Could the operator potentially be replaced at equal or more favorable (to MPT) terms?*

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY OPERATOR

(June 30, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
Operators	Properties	Total Gross Assets [A]	Percentage of Total Gross Assets	Q2 2021 Revenue [B]	Percentage of Q2 2021 Revenue
Steward Health Care	41				
Massachusetts market		$ 1,472,044	6.6%	$ 37,903	9.1%
Utah market		1,264,280	5.7%	32,693	7.9%
Florida market		1,123,154	5.0%	6,211	1.5%
Texas/Arkansas/Louisiana market		1,051,245	4.7%	25,240	6.1%
Arizona market		332,083	1.5%	8,532	2.0%
Ohio/Pennsylvania market		137,784	0.6%	3,799	0.9%
Circle Health	36	2,532,581	11.4%	53,584	12.9%
Prospect Medical Holdings	14	1,615,047	7.2%	41,197	9.9%
Priory Group	35	1,294,150	5.8%	20,912	5.1%
Swiss Medical Network	17	1,279,322	5.8%	11,725	2.8%
46 operators	303	9,197,262	41.2%	173,634	41.8%
Other	-	1,009,212	4.5%	-	-
Total	446	$ 22,308,164	100.0%	$ 415,430	100.0%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated July 29, 2021 for reconciliation of total assets to total pro forma gross assets at June 30, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated July 29, 2021 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 12

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY U.S. STATE AND COUNTRY

(June 30, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
U.S. States and Other Countries	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q2 2021 Revenue (B)	Percentage of Q2 2021 Revenue
Texas	60	$ 2,155,774	9.7%	$ 41,868	10.1%
California	28	1,653,698	7.4%	38,305	9.2%
Massachusetts	10	1,477,444	6.6%	38,062	9.2%
Utah	7	1,299,594	5.8%	33,701	8.1%
Florida	9	1,148,964	5.2%	6,786	1.6%
27 Other States	126	5,049,058	22.6%	111,546	26.9%
Other	-	837,244	3.7%	-	-
United States	**240**	**$ 13,621,776**	**61.0%**	**$ 270,268**	**65.1%**
United Kingdom	81	$ 4,422,810	19.8%	$ 82,430	19.8%
Germany	82	1,321,833	5.9%	26,271	6.3%
Switzerland	17	1,279,322	5.7%	11,725	2.8%
Australia	11	972,458	4.4%	15,949	3.8%
Spain	3	214,408	1.0%	3,225	0.8%
Other Countries	12	303,589	1.4%	5,562	1.4%
Other	-	171,968	0.8%	-	-
International	**206**	**$ 8,686,388**	**39.0%**	**$ 145,162**	**34.9%**
Total	**446**	**$ 22,308,164**	**100.0%**	**$ 415,430**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated July 29, 2021 for reconciliation of total assets to total pro forma gross assets at June 30, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated July 29, 2021 for a reconciliation of actual revenues to adjusted revenues.

TOTAL PRO FORMA GROSS ASSETS BY COUNTRY



1%
1%
1%
4%
6%
6%
20%
61%
United States
United Kingdom
Germany
Switzerland
Australia
Spain
Other Countries
Other

TOTAL ADJUSTED REVENUE BY COUNTRY



3%
4%
1%
1%
6%
20%
65%

PRO FORMA GROSS ASSETS BY U.S. STATE



4%
10%
22%
7%
7%
5%
6%
Texas
California
Massachusetts
Utah
Florida
27 Other States
Other

ADJUSTED REVENUE BY U.S. STATE



10%
27%
9%
9%
2%
8%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021

13

PORTFOLIO INFORMATION

SAME STORE TTM EBITDARM[A] RENT COVERAGE INCLUSIVE OF CARES ACT GRANTS

YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE



5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
2.5x
3.3x
2.7x
3.3x
2.2x
2.1x
2.1x
2.1x
1.8x
2.9x
2.5x
2.9x
2.4x
3.0x
2.5x
3.0x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q1 2020 (YoY)
Q1 2021 (YoY)
Q4 2020 (QoQ)
Q1 2021 (QoQ)

STRATIFICATION OF PORTFOLIO EBITDARM RENT COVERAGE

EBITDARM Rent Coverage TTM		Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	**$**	**144,062**	**2**	**2.0%**
3.00x - 4.49x	**$**	**14,761**	**3**	**0.2%**
1.50x - 2.99x	**$**	**94,549**	**6**	**1.3%**
Less than 1.50x	**$**	**62,694**	**2**	**0.9%**
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.9x	**$**	**6,836,552**	**173**	**95.6%**
General Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.2x	$	4,952,557	61	69.2%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.1x	$	1,649,080	99	23.1%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.9x	$	234,915	13	3.3%



3%
2%
<1%
1%
1%
23%
69%
Greater than or equal to 4.50x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease, Cross-Default or Parent Guaranty
Rehab Master Lease, Cross-Default or Parent Guaranty
LTACH Master Lease, Cross-Default or Parent Guaranty

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis.

(A) EBITDARM adjusted for non-recurring items.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021

14

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED INVESTMENTS

(For the six months ended June 30, 2021)

(Amounts in thousands)

Operator	Location	Investment [A]	Commencement Date	Investment/ Development
Steward Health Care	U.S. - Various	$ 335,000	1/8/2021	Investment
Priory Group	United Kingdom	1,090,400	1/19/2021	Investment
Swiss Medical Network	Switzerland	157,630	4/16/2021	Investment
		$ 1,583,030		

SUMMARY OF CURRENT INVESTMENT COMMITMENTS

(Amounts in thousands)

Operator	Location	Commitment	Investment/ Development
Springstone	U.S. - Various	$ 950,000	Investment
Steward Health Care	Florida	900,000	Investment
Circle Health	United Kingdom	21,528	Investment
Pipeline Health Systems	California	215,000	Investment
		$ 2,086,528	

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF JUNE 30, 2021

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of 6/30/2021	Estimated Commencement Date
Ernest Health	California	$ 47,929	$ 33,034	Q4 2021
Ernest Health	California	47,700	19,509	Q2 2022
		$ 95,629	$ 52,543	

(A) Excludes transaction costs, including real estate transfer and other taxes. Amount assumes exchange rate as of the investment date.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 15

FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended	
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
REVENUES				
Rent billed	$ 216,870	$ 173,557	$ 430,214	$ 345,324
Straight-line rent	55,465	21,151	110,338	52,572
Income from financing leases	50,337	52,489	101,231	104,925
Interest and other income	59,120	44,645	102,774	83,153
Total revenues	381,792	291,842	744,557	585,974
EXPENSES				
Interest	92,305	80,376	179,277	161,275
Real estate depreciation and amortization	76,369	61,463	152,011	122,384
Property-related [(A)]	18,684	7,869	24,137	13,281
General and administrative	34,545	32,018	70,618	65,403
Total expenses	221,903	181,726	426,043	362,343
OTHER INCOME (EXPENSE)				
Loss on sale of real estate	(1,387)	(3,101)	(398)	(1,776)
Real estate impairment charges	-	-	-	(19,006)
Earnings from equity interests	7,339	5,291	14,440	9,370
Debt refinancing and unutilized financing costs	(70)	-	(2,339)	(611)
Other (including mark-to-market adjustments on equity securities)	(771)	2,175	7,023	(11,960)
Total other income (expense)	5,111	4,365	18,726	(23,983)
Income before income tax	165,000	114,481	337,240	199,648
Income tax expense	(50,179)	(4,829)	(58,539)	(8,839)
Net income	**114,821**	**109,652**	**278,701**	**190,809**
Net income attributable to non-controlling interests	(256)	(184)	(353)	(349)
Net income attributable to MPT common stockholders	**$ 114,565**	**$ 109,468**	**$ 278,348**	**$ 190,460**
EARNINGS PER COMMON SHARE - BASIC AND DILUTED				
Net income attributable to MPT common stockholders	**$ 0.19**	**$ 0.21**	**$ 0.48**	**$ 0.36**
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	**587,514**	**527,781**	**581,877**	**524,428**
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	**589,053**	**528,880**	**583,297**	**525,530**
DIVIDENDS DECLARED PER COMMON SHARE	**$ 0.28**	**$ 0.27**	**$ 0.56**	**$ 0.54**

(A) Includes $15.5 million and $19.0 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three and six months ended June 30, 2021, respectively.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 16

FINANCIAL STATEMENTS    CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) June 30, 2021 December 31, 2020 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $                 13,393,135 $                 12,078,927 Investment in financing leases                2,032,181                2,010,922 Mortgage loans                219,561                248,080 Gross investment in real estate assets                15,644,877                14,337,929 Accumulated depreciation and amortization                (977,963)                (833,529) Net investment in real estate assets                14,666,914                13,504,400 Cash and cash equivalents                721,321                549,884 Interest and rent receivables                75,634                46,208 Straight-line rent receivables                602,083                490,462 Equity investments                1,176,862                1,123,623 Other loans                1,511,846                858,368 Other assets                331,495                256,069 Total Assets $                19,086,155 $                16,829,014 LIABILITIES AND EQUITY Liabilities Debt, net $                 10,047,108 $                8,865,458 Accounts payable and accrued expenses                652,698                438,750 Deferred revenue                21,186                36,177 Obligations to tenants and other lease liabilities                148,082                144,772 Total Liabilities                10,869,074                 9,485,157 Equity    Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding                —                -Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding —588,964 shares at June 30, 2021 and 541,419 shares at December 31, 2020                589                541 Additional paid-in capital                8,387,064                7,461,503 Distributions in excess of net income                (121,639)                (71,411) Accumulated other comprehensive loss                (53,499)                (51,324) Treasury shares, at cost                 (777)                 (777) Total Medical Properties Trust, Inc. Stockholders’ Equity                8,211,738                7,338,532 Non-controlling interests                5,343                5,325 Total Equity                8,217,081                7,343,857 Total Liabilities and Equity $                19,086,155 $                16,829,014 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021 17

FINANCIAL STATEMENTS

UNCONSOLIDATED JOINT VENTURE INVESTMENTS

(As of and for the three months ended June 30, 2021)

(Unaudited)

($ amounts in thousands)

REAL ESTATE JOINT VENTURE DETAILS

Operators	MPT Weighted Average Interest	MPT Pro Rata Interest: Total Gross Assets	Third-Party Net Debt	Shareholder Loans	Total Revenues	Property-Related Expenses
HM Hospitales, IMED Hospitales, MEDIAN, Policlinico di Monza, Swiss Medical Network	56%	$ 2,458,054	$ 811,739	$ 365,834	$ 33,638	$ 2,195

PRO RATA TOTAL GROSS ASSETS BY COUNTRY



4%
9%
44%
43%
Germany
Switzerland
Spain
Italy

PRO RATA TOTAL GROSS ASSETS BY PROPERTY TYPE



44%
56%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals

JOINT VENTURE IMPACT

Income Statement Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture income [1]	$ 7,339	Earnings from equity interests
Management fee revenue	$ 155	Interest and other income
Shareholder loan interest revenue	$ 4,717	Interest and other income

Balance Sheet Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture investments	$ 842,253	Equity Investments
Other joint venture investments	334,609	Equity Investments
Total joint venture investments	$ 1,176,862	
Shareholder loans	$ 365,834	Other Loans

(1) Includes $1.8 million of straight-line revenue, $13.6 million of depreciation and amortization expense, and $8.6 million of interest expense on third-party debt and shareholder loans.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q2 2021

18

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Senior Managing Director of Corporate Communications (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com